UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

     ----------------------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  March 3, 2004

     ----------------------------------------------------------------------

                           SMITHWAY MOTOR XPRESS CORP.
             (Exact name of registrant as specified in its charter)



           Nevada                     000-20793                42-1433844
(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
   of incorporation)                                        Identification No.)




       2031 Quail Avenue, Fort Dodge, Iowa            50501
    (Address of principal executive offices)        (Zip Code)


               Registrant's telephone number, including area code:
                                 (515) 576-7418


                                 Not applicable
          (Former name or former address, if changed since last report)





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Item 1.           Changes in Control of Registrant.

                  Not applicable.

Item 2.           Acquisition or Disposition of Assets.

                  Not applicable.

Item 3.           Bankruptcy or Receivership.

                  Not applicable.

Item 4.           Changes in Registrant's Certifying Accountant.

                  Not applicable.

Item 5.           Other Events and Regulation FD Disclosure.

     On March 3, 2004, William G. Smith, the Chairman of the Board, Chief Executive Officer, President, and Secretary of Smithway Motor Xpress Corp., a Nevada corporation (the "Company"), passed away at the age of 64 following 46 years of service to the Company. The press release issued by the Company is attached as Exhibit 99.1 to this filing. On March 8, 2004, it was announced that the Company's remaining directors voted to fill the vacancy on the Board with Mr. Smith's wife, Marlys Smith. Mrs. Smith is the Company's majority stockholder. At such time, the Company also announced the promotion of G. Larry Owens to the position of President, Chief Executive Officer, and Secretary and Douglas Sandvig to the position of Senior Vice President, Chief Financial Officer, and Treasurer. A copy of the press release issued by the Company is attached as Exhibit 99.2 to this filing.

     The Company has set Friday, May 14, 2004, as the date for its next annual stockholders' meeting. Stockholders wishing to submit a proposal for consideration at the next annual stockholders' meeting should do so no later than May 3, 2004, or April 2, 2004, if they wish their proposal to be included in the Company's proxy materials. Written copies of all stockholder proposals should be sent to the Company's principal executive offices at 2031 Quail Avenue, Fort Dodge, Iowa 50501 to the attention of G. Larry Owens, the Company's President.

     The  information  in  this  report  and  the  exhibit  hereto  may  contain
"forward-looking statements" that are made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995 and otherwise may be protected. Such statements are made based on the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties. Actual events or results may differ from those anticipated by forward-looking statements. Please refer to the Company's Annual Report on Form 10-K and other filings with the Securities and Exchange Commission for information concerning risks, uncertainties and other factors that may affect future results.

Item 6.           Resignations of Registrant's Directors.

                  Not applicable.

Item 7.           Financial Statements and Exhibits.

                  (c) Exhibits.

                  EXHIBIT
                  NUMBER            EXHIBIT TITLE
------------------------------------------------------------------------------
                  99.1 Smithway Motor Xpess Corp. press release announcing death of William G. Smith

                  99.2 Smithway Motor Xpress Corp. press release announcing new appointments

Item 8.           Change in Fiscal Year.

                  Not applicable.

Item 9.           Regulation FD Disclosure.

                  Not applicable.

Item 10. Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

                  Not applicable.

Item 11. Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.

                  Not applicable.

Item 12.          Results of Operations and Financial Condition.

                  Not applicable.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           SMITHWAY MOTOR XPRESS CORP.


Date: March 11, 2004        /s/ G. Larry Owens
                           ------------------------------------------
                           G. Larry Owens
                           President, Chief Executive Officer, and Secretary

                                  EXHIBIT INDEX

   99.1 Smithway Motor Xpress Corp. press release announcing death of William G. Smith

   99.2 Smithway Motor Xpress Corp. press release announcing new appointments